Exhibit 99.1

MultiPlan Completes Successful CEO Transition to Dale White

NEW YORK, NY (January 31, 2022) – MultiPlan Corporation (NYSE:MPLN) (“MultiPlan” or the “Company”), a leading value-added provider of data analytics and technology-enabled end-to-end cost management solutions to the U.S. healthcare industry, today announced that Dale White will assume the title of Chief Executive Officer on February 1, 2022 in accordance with the Company’s previously announced executive transition plan. Mr. White succeeds Mark Tabak.

Since joining MultiPlan in 2004, Mr. White has held a variety of key leadership positions, most recently President and Chief Operating Officer. Along with his elevation to CEO, Mr. White has been appointed as a member of the Board of Directors and will serve as a Class III Director, increasing the Board to twelve Directors.

Mr. Tabak, who retires as CEO today after leading the Company for over 20 years, will remain Chairman of the Board of Directors, where he will continue to be involved in steering the strategy and growth of the Company.

Mr. White said, “We are grateful for Mark’s vision, exemplary leadership and immeasurable contributions to MultiPlan over his long tenure as the Company’s CEO. We look forward to Mark’s ongoing leadership and guidance as he continues in his role as Chairman. I am honored to lead MultiPlan at such an exciting time in the Company’s history, and I am confident the deep talent of our team, our unique operating platform, and our tireless focus on client service will continue to drive our Company’s growth and expand our leading market position.”

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements often include words such as “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “project,” “forecast,” “estimates,” “targets,” “projections,” “should,” “could,” “would,” “may,” “might,” “will,” and other similar expressions relating to the appointment of the new Chief Executive Officer. Although the Company believes that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect such forward-looking statements. Such forward-looking statements are based on current expectations that are subject to known and unknown risks and uncertainties.

Factors that may impact such forward-looking statements include the factors discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2021, June 30, 2021 and September 30, 2021, as such risk factors may be updated from time to time in the Company’s periodic and other filings with the SEC. The Company’s periodic and other filings are accessible on the SEC’s website at www.sec.gov. You should not rely upon forward-looking statements as predictions of future events. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee that the future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or occur. Except as required by applicable law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this news release to conform these statements to actual results or to changes in our expectations.

About MultiPlan
MultiPlan is committed to helping healthcare payors manage the cost of care, improve their competitiveness and inspire positive change. Leveraging sophisticated technology, data analytics and a team rich with industry experience, MultiPlan interprets clients' needs and customizes innovative solutions that combine its payment and revenue integrity, network-based and analytics-based services. MultiPlan is a trusted partner to over 700 healthcare payors in the commercial health, government and property and casualty markets. For more information, visit www.multiplan.com.

Contacts

Investor Relations
Luke Montgomery, CFA
SVP, Finance & Investor Relations
MultiPlan
866-909-7427
investor@multiplan.com

Shawna Gasik
AVP, Investor Relations
MultiPlan
866-909-7427
investor@multiplan.com

Media Relations

Pamela Walker
Senior Director, Marketing & Communication
MultiPlan
781-895-3118
press@multiplan.com
SOURCE MultiPlan Corporation